UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2010

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On October 21, 2010, Cepheid issued a press release announcing its financial results for the quarter ended September 30, 2010 and certain other information. The press release is attached to this report as Exhibit 99.01.

In the press release and during a conference call and webcast regarding Cepheid’s quarterly results, Cepheid supplemented its reported GAAP financial information with non-GAAP measures that do not include employee stock-based compensation expense and amortization of purchased intangible assets and, for the first quarter of 2009, restructuring charges. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Cepheid’s management uses the non-GAAP information internally to evaluate its ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating Cepheid’s cash requirements and additional insight into the underlying operating results and Cepheid’s ongoing performance in the ordinary course of its operations.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Cepheid believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Cepheid’s results of operations in conjunction with the corresponding GAAP measures.

As described above, Cepheid excludes the following items from one or more of its non-GAAP measures when applicable:

Employee stock-based compensation expense. These expenses consist primarily of expenses for employee stock options and employee restricted stock under ASC 718. Cepheid excludes employee stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that Cepheid does not believe are reflective of ongoing operating results. Further, as Cepheid applies ASC 718, it believes that it is useful to investors to understand the impact of the application of ASC 718 on its results of operations.

Amortization of purchased intangible assets. Cepheid incurs amortization of purchased intangible assets in connection with acquisitions. Cepheid excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from Cepheid’s prior acquisitions and have no direct correlation to the operation of Cepheid’s business.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated October 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: October 21, 2010	By:	/S/ ANDREW D. MILLER
	Name:	Andrew D. Miller
	Title:	Senior Vice President, Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated October 21, 2010.